Exhibit 99.2
Second-Quarter Preliminary Results July 30, 2008

This presentation should be read in conjunction with the news release of Tronox dated July 30, 2008, available at www.tronox.com and Tronox's filing with the Securities and Exchange Commission available at www.sec.gov. Forward-Looking Statements: Some information in this presentation regarding the company's or management's intentions, beliefs or expectations, or that otherwise speak to future events, are "forward-looking statements" within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include those statements preceded by, followed by or that otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar words. Future results and developments discussed in these statements may be affected by numerous factors and risks, such as the accuracy of the assumptions that underlie the statements, the market value of Tronox's products, the ability to implement price increases, demand for consumer products for which Tronox's businesses supply raw materials, the market for raw materials that Tronox uses to produce TiO2, its inability to predict the prices of such raw materials, the financial resources of competitors, the market for debt and/or equity financing, changes in laws and regulations, the ability to respond to challenges in international markets, changes in currency exchange rates, political or economic conditions in areas where Tronox operates, trade and regulatory matters, general economic conditions, and other factors and risks identified in the Risk Factors Section of Tronox's Annual Report on Form 10-K for the year ended December 31, 2007, and subsequent Quarterly Reports on Form 10-Q, as filed with the U.S. Securities and Exchange Commission (SEC), and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this presentation. The company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. Investors are urged to consider closely the disclosures and risk factors in Tronox's filings with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2007, available on Tronox's website, www.tronox.com. This also can be obtained from the SEC by calling 1-800-SEC-0330. FORWARD-LOOKING STATEMENT

AGENDA § Financial Highlights Mary Mikkelson Senior Vice President and Chief Financial Officer § Second-Quarter Performance Robert Gibney Vice President, Corporate Affairs § Perspective and Key Strategic Initiatives Tom Adams Chairman and Chief Executive Officer

CREDIT AGREEMENT AMENDMENT Financial Covenant Amendment Leverage ratio amended Interest rate unchanged LIBOR plus 350 basis points Additional 50 basis points if leverage ratio > 4.25x Reasons for Amendment Rapidly escalating input costs in Q2 Q2 production difficulties Ongoing weak U.S. economy Leverage Ratio Three Months Ended New Previous 6/30/2008 5.20x 4.90x 9/30/2008 5.55x 4.90x 12/31/2008 5.35x 4.90x

DEBT AND CASH BALANCES $540.1 Total Debt $516.8 Net Debt $69.0 Debt Outstanding on Revolver $23.3 Cash and Cash Equivalents At 6/30/08 ($MM)

FINANCIAL REVIEW Working Capital Inventory drawdown due to increased sales Inventory, Receivables and Payables Inv., Rec., & Pay. (Days) Change in Inv., Rec., & Pay. ($MM) 93 103 113 123 133 143 Start 2006 2007 2008 2009 2010 Q1-06 Q2 Results / Target Inv., Rec., & Pay. (Days) ($169) ($135) ($101) ($67) ($34) $0 Change in Inv., Rec., & Pay. ($MM) YTD (With Securitization) YTD (Without Securitization) Year-End Reduction Target

FINANCIAL REVIEW SG&A ($MM) $139 $108 - $111 2008P $118.5 22% Reduction IPO* Run Rate 2007 *As adjusted for reclassifications $127.3 2006 Second-Quarter 2008 $2.8MM decrease vs. 2007 period Restructuring: eliminated ~70 positions, resulting in ~$8MM savings annually One-time charge in Q2 of $4.2MM 100 110 120 130 140 150

FINANCIAL REVIEW $108 - $111 $27.2 SG&A $115 - $117 $45 - $48 $48 - $52 FY 2008P $29.0 Depreciation and Amortization $12.7 Interest Expense $7.3 Capital Expenditures Q2 2008 Financial Items ($MM)

ENVIRONMENTAL § Reserves down from $239MM at IPO to $183.8MM at end of Q2 2008, receivables ~$63MM § Excludes anticipated future receivables of ~$27MM from DOE for West Chicago § Reimbursements: DOE, DOD § Pursue PRPs § Insurance, land sales § Kerr-McGee / Anadarko Total Spend n $137 $121 $98 $85 $61 $57 $52 Reimbursements n (11) (10) (15) (50) (71) (38) (19) Net Pretax Spend $126 $111 $83 $35 ($10) $19 $33 $30 - $35 Additions to the reserves may be required as additional information is obtained that enables Tronox to better estimate its liabilities, including any liabilities at sites now under review. $150 ($MM) Environmental Expenditures -$100 -$50 $0 $50 $100 2001 2002 2003 2004 2005 2006 2007 2008P Environmental Strategy Legacy Risk Mitigation Strategy

2Q 2008 PRELIMINARY RESULTS ($MM) Q2 2008 Q2 2007 Net Sales $ 403.8 $ 366.5 Cost of Sales (403.6) (336.5) Gross Margin 0.2 30.0 SG&A (27.2) (30.0) Gain on Land Sales 12.4 - Restructuring Charge Impairment Charge (4.2) (13.5) - - Provision for Environmental Remediation Net of Reimbursements Loss from Continuing Ops (0.5) $ (29.9) (1.5) $ (20.0) Diluted EPS from Continuing Ops $ (0.73) $ (0.49) Adjusted EPS from Continuing Ops $(0.69) Increased TiO2 volumes, FX impact, increased pricing Increased process chemical, energy and transportation costs / production difficulties Related to pigment segment's goodwill Related to workforce reduction Increased reserves for Henderson, Nev. Excluding land sales, restructuring and impairment charges and environmental

Q2 2008 EPS BRIDGE VS. Q2 2007 * Cornerstone reflects quarter-to-quarter comparisons and does not include cumulative $93MM cash cost reductions Continuing Operations Based on 41MM diluted common shares outstanding as of 6/30/08 Uerdingen and Kwinana production difficulties accounted for $0.32 of the $0.62 operating costs 0.04 (0.69) (0.73) (0.07) 0.47 0.09 (0.10) (0.05) (0.62) 0.14 (0.41) 0.30 (0.49) (0.69) (0.73) (0.07) 0.47 0.09 (0.10) (0.05) (0.62) 0.14 (0.41) 0.30 (0.49) (1.50) (1.30) (1.10) (0.90) (0.70) (0.50) (0.30) (0.10) 0.10 0.30 0.50 Land Sales Restructuring, Impairment & Environmental Prices Costs (includes volume) Cornerstone Freight SG&A Taxes/Other FX As Reported Q2 2008 Unusual "Adjusted" Q2 2007 Operating Other Q2 2008 Earnings per Share ($) 0.04

PROCESS CHEMICALS Source: CMAI US$ / lt Chlorine US$ / mt Caustic Soda Sulfur * U.S. Caustic & Chlorine Prices Source: Pentasul * Cost and freight for sulfur delivered to Central Florida As a percent of manufacturing costs, process chemicals were ~15% higher in Q2 2008 vs. Q2 2007 and ~5% higher in Q2 2008 vs. Q1 2008 Caustic soda prices increased more than 50% year over year Sulfur prices increased from ~$60/mt to a range of $500/mt to $800/mt Process Chemicals Account for 15% to 20% of Manufacturing Costs CFR Central & Florida Sulfur Prices 0 100 200 300 400 500 Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul 2003 2004 2005 2006 2007 2008 US$/LT U.S. Caustic and Chlorine Projections 0.00 200.00 400.00 600.00 800.00 1,000.00 Jul-2007 Sep-2007 Nov-2007 Jan-2008 Mar-2008 May-2008 Jul-2008 Sep-2008 Nov-2008 Jan-2009 Mar-2009 May-2009 US$ per tonne Caustic Soda Chlorine

FREIGHT (Inbound/Outbound) Source: Clarksons PLC 2001 2002 2003 2004 2005 2006 2007 2008 Earnings / day - USD Baltic Supramax Index (Inbound Freight) TiO2 outbound freight costs increased ~16% in Q2 2008 vs. Q2 2007 and were relatively flat in Q2 2008 vs. Q1 2008 Challenges: increasing fuel surcharges and shipping fees Successfully mitigated some increases through Cornerstone projects and contracted fixed rates Freight Accounts for ~10% of Manufacturing Costs 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 J A J O J A J O J A J O J A J O J A J O J A J O J A J O J A J

ENERGY Energy Cost by Location 47% Europe 8% Asia-Pacific 45% U.S. Energy costs as a percent of manufacturing costs increased ~3% in Q2 2008 vs. Q1 2008 TiO2 projected energy cost increase of ~15% in 2008 vs. 2007 Energy Accounts for 13% to 15% of Manufacturing Costs Energy Cost by Type 27% Electricity 51% Natural Gas 22% Steam * Represents pigment operations only, including 50% of the Tiwest Kwinana plant costs U.S. Natural Gas Prices Source: CMAI 0 2 4 6 8 10 12 14 MONTHLY Jul-1999 Feb-2000 Sep-2000 Apr-2001 Nov-2001 Jun-2002 Jan-2003 Aug-2003 Mar-2004 Oct-2004 May-2005 Dec-2005 Jul-2006 Feb-2007 Sep-2007 Apr-2008 Nov-2008 Jun-2009 US$/MMBtu

PIGMENT Net Sales § Strong demand in Asia-Pacific § Effects of FX § Increased pricing on acid sales Production § Capacity utilization: ~90% (decrease due to Kwinana and Uerdingen production difficulties) Operating Loss § Increased input costs § Production difficulties at Kwinana and Uerdingen § Non-cash charge related to goodwill § Effects of FX ($MM) Net Sales 2007 Q2 2008 Q2 $340.2 $374.4 100 150 200 250 300 350 400

($MM) Net Sales ELECTROLYTIC $26.3 $29.4 Q2 2007 Q2 2008 Executing Cornerstone Strategies § Chlorate low-capital expansion § Boron business market development § EMD higher end products EMD Antidumping Nearing Conclusion § Australia and China importers to U.S. must post bonds at preliminary determination rates § Final rates to be announced mid-August § ITC decision expected by end of September 2008 § Japan announced preliminary determinations against China, Australia, Spain and South Africa 0 10 20 30 40

LAND SALES PROGRESS § Weak U.S. economy § More difficult for buyers to secure financing § Residential development slow § Commercial development beginning to be impacted Land sales gains of $12.4MM recognized in 2Q 2008 § Small parcel in Henderson, Nev. § Parcel in Oklahoma City Total YTD land sales gains of $17.7MM Pursuing: § 53-acre 100%-owned parcel and adjacent parcel in Henderson, Nev. § Multiple interested buyers § Working with state to obtain NFAs on other Henderson parcels § Additional 100%-owned property Current Environment Actions Land Sales & Capital Program * Does not include 2,200-acre LandWell sales ($MM) $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008 2009 2010 Savings to Date Capital Add'l Land Sales

CORNERSTONE EXECUTION § Cumulative cash cost reductions of $93M since July 2006 § Teams ahead of schedule Achieved $15MM in additional cash cost reductions in Q2 Expect total cost reductions of more than $30MM for 2008, with cumulative cash cost reductions exceeding $100MM by year end Continuing working capital initiative focused on inventory reduction, receivables and payables Cash Cost Reductions (Cumulative) Status Summary $0 $20 $40 $60 $80 $100 $120 2006 2007 2008 2009 Savings to Date SG&A Op Costs

TiO2 PRICING ENVIRONMENT Market Fundamentals § Global demand: ~3% increase projected for 2008 § Capacity utilization: ~94% - 96% § Inventory levels slightly below seasonal norms Price Increases Needed to Offset Rising Costs § Caustic, chlorine, petroleum coke § Freight costs § Energy Global 1.3% 1.6% 8.1% 2.8% GDP Forecast 2008 Regional Health Gauge European Union NE Asia Includes China North America Region 2Q 2008 (year over year) % Change in Demand Americas - 1% Europe + 3% Asia + 9% Worldwide + 3% Source: Company Estimates South Korea United States

TiO_2 PRICING ENVIRONMENT

Price Increases Announced Since June 2008

Region	6/15/08	7/1/08	7/15/08	8/1/08
Asia-Pacific		$150/mt	$150/mt	
Europe		€ 40/mt(1)		€ 80/mt
Euro Markets		€ 50/mt		
Eastern Europe		$100/mt		$200/mt
Middle East / Africa		$100/mt		$200/mt
North America	$0.05/lb	$0.04/lb(2) $0.06/lb		
Central / S. America	$150/mt		$150/mt	

(1) Surcharge for all TiO_2 sales in Europe
(2) Surcharge for North American paper market

- **Asian Supply / Demand Tightening – Impacting Global Supply**
  - Expect substantial implementation of July 1 price increase across Asia
  - Supply impacted by competitor's Australian plant outage and Chinese earthquake
- **Second Round Of Price Increases Announced by Tronox and Industry**
  - Second announcement in June
  - Unprecedented pricing increase announcements in a short period of time

TRONOX

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2008 ACTIONS

Goals	Actions	Status
Cost Structure	▪ Q1: Increase Cornerstone cash cost reduction targets $8MM for 2008 projected total savings of $30MM ▪ Pursue additional savings initiatives – total expected savings of >$100MM by end of 2008 ▪ Uerdingen restructuring plan	✓ $15MM in Q2 ✓ YTD: $23MM ✓ Cumulative: $93MM ▪ Plan completed and currently negotiating with Works Council
Product Pricing	▪ TiO_2 – Aggressively pursue TiO_2 price increases ▪ Electrolytic – Finalize antidumping suit	✓ Implemented first portion of price increases in all 3 regions ✓ Preliminary finding positive ▪ Final expected in Sept. 2008
SG&A	Projected 2008 spend of $108MM - $111MM, a reduction from IPO run rate of $139MM	✓Q2: $2.8MM decrease from prior-year period ✓YTD: $10.2MM decrease from 2007
Environmental	Continue pursuit of mitigation items	✓ GAO audit under way ✓ EPA 104(e) in progress ✓ Reduce 2008 spend
Strategic Alternatives	Evaluate strategic alternatives to improve business, including development opportunities, mitigation of legacy liabilities, capital restructuring and land sales	✓ RTI agreement signed ✓ Kwinana expansion under way ✓ Land sales to date: $17.7MM

TRONOX
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